                                   EXHIBIT A
                        UGI CORPORATION AND SUBSIDIARIES
                          CONSOLIDATING BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (Unaudited)
                             (Millions of dollars)


                                                         Consolidated     Eliminations                  Northfield        UGI
                                                              UGI              and          UGI           Holding     Utilities,
                                                             Corp.         Adjustments     Corp.          Company        Inc.
                                                         ------------   ---------------   ---------    ------------   ----------
ASSETS
     Current assets:

          Cash and cash equivalents                            $ 64.0            $ -         $ 20.1          $ 16.2       $ 12.8
          Short-term investments                                 65.4              -            -              58.5          -
          Accounts receivable                                   110.6             (0.7)         0.2             0.5         25.0
          Accrued utility revenues                                7.7              -            -               -            7.7
          Accounts receivable - intercompany                      -               (0.9)         0.3             -            0.3
          Inventories                                            95.6              -            -               -           30.7
          Prepaid propane purchases                              21.7              -            -               -            -
          Deferred income taxes                                  20.3              -            0.2             -            7.2
          Insurance indemnification receivable                    2.4             (0.8)         -               -            -
          Prepaid expenses and other current assets              16.2              -            0.1             -            4.7
                                                         ------------   --------------    ---------    ------------   ----------
              Total current assets                              403.9             (2.4)        20.9            75.2         88.4

     Investments in subsidiaries                                  -             (376.2)       376.2             -            -

     Gross property, plant and equipment                      1,397.3              -            0.4             -          765.6
     Less:  accumulated depreciation and amortization           410.1              0.1          0.2             -          237.3
                                                         ------------   --------------    ---------    ------------   ----------
              Net property, plant and equipment                 987.2             (0.1)         0.2             -          528.3

     Intangible assets                                          677.9              -            -               -            -
     Regulatory income tax asset                                 44.4              -            -               -           44.4
     Other assets                                                38.3            (11.7)         3.8             -           20.3
                                                         ------------   --------------    ---------    ------------   ----------
          Total assets                                      $ 2,151.7         $ (390.4)     $ 401.1          $ 75.2      $ 681.4
                                                         ============   ==============    =========    ============   ==========


                                                                                        United
                                                                           UGI          Valley       Ashtola         UGI
                                                         AmeriGas,     Properties,    Insurance    Production    Enterprises,
                                                            Inc.          Inc.         Company       Company         Inc.
                                                         ----------    -----------    ---------    ----------    ------------
ASSETS
     Current assets:

          Cash and cash equivalents                           $ 8.6          $ 0.1        $ 1.0         $ 0.1           $ 5.1
          Short-term investments                                -              -            6.9           -               -
          Accounts receivable                                  75.3            -            -             -              10.3
          Accrued utility revenues                              -              -            -             -               -
          Accounts receivable - intercompany                    0.2            -            -             -               0.1
          Inventories                                          64.8            -            -             -               0.1
          Prepaid propane purchases                            21.7            -            -             -               -
          Deferred income taxes                                12.5            -            0.4           -               -
          Insurance indemnification receivable                  3.2            -            -             -               -
          Prepaid expenses and other current assets            10.9            0.1          0.4           -               -
                                                         ----------    -----------    ---------    ----------    ------------
              Total current assets                            197.2            0.2          8.7           0.1            15.6

     Investments in subsidiaries                                -              -            -             -               -

     Gross property, plant and equipment                      620.6           10.3          -             -               0.4
     Less:  accumulated depreciation and amortization         171.3            1.1          -             -               0.1
                                                         ----------    -----------    ---------    ----------    ------------
              Net property, plant and equipment               449.3            9.2          -             -               0.3

     Intangible assets                                        677.9            -            -             -               -
     Regulatory income tax asset                                -              -            -             -               -
     Other assets                                              25.1            0.1          -             -               0.7
                                                         ----------    -----------    ---------    ----------    ------------
          Total assets                                    $ 1,349.5          $ 9.5        $ 8.7         $ 0.1          $ 16.6
                                                         ==========    ===========    =========    ==========    ============

                        UGI CORPORATION AND SUBSIDIARIES
                          CONSOLIDATING BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (Unaudited)
                             (Millions of dollars)


                                                         Consolidated    Eliminations               Northfield        UGI
                                                              UGI             and          UGI       Holding      Utilities,
                                                             Corp.        Adjustments     Corp.      Company         Inc.
                                                         ------------    ------------    -------    ----------    ----------
LIABILITIES  AND  EQUITY
     Current liabilities:

          Current maturities of long-term debt                  $ 24.2           $ -        $ -           $ -          $ 17.1
          Current portion of Utilities Preferred Stock             3.0             -          -             -             3.0
          Bank loans                                              95.0             -          -             -            67.0
          Accounts payable                                       103.2             -          0.2           -            44.5
          Accounts payable - intercompany                          -             (11.4)      10.1           -             0.9
          Employee compensation and benefits accrued              27.8             -          1.3           -             8.2
          Dividends and interest accrued                          43.2            (0.1)      11.9           -             3.7
          Income taxes accrued                                    27.4             -         (0.1)          0.4           5.1
          Insured property and casualty liability                  1.0             -          -             -             -
          Refunds and deposits                                    24.0             -          -             -             3.7
          Other current liabilities                               55.7            (1.5)       0.1           -            22.9
                                                          ------------    ------------    -------    ----------    ----------
              Total current liabilities                          404.5           (13.0)      23.5           0.4         176.1


     Long-term debt                                              844.8             -          -             -           152.2
     Deferred income taxes                                       152.5            (1.3)       0.2           -            99.8
     Deferred investment tax credits                              10.4             -          -             -            10.4
     Other noncurrent liabilities                                 64.7             -          1.3           -            10.2

     Minority interest in AmeriGas Partners                      266.5             -          -             -             -

     UGI Utilities Series Preferred Stock Subject to
          Mandatory Redemption                                    32.2             -          -             -            32.2

     Common stockholders' equity:

          Common Stock                                             -             (60.4)       -             -            60.3
          Additional paid-in-capital                             393.7          (395.0)     393.7          74.2          68.2
          Retained earnings (accumulated deficit)                 (9.2)           79.3       (9.2)          0.6          72.0
                                                          ------------    ------------    -------    ----------    ----------
                                                                 384.5          (376.1)     384.5          74.8         200.5
          Less:  treasury stock, at cost                           8.4             -          8.4           -             -
                                                          ------------    ------------    -------    ----------    ----------
              Total common stockholders' equity                  376.1          (376.1)     376.1          74.8         200.5
                                                          ------------    ------------    -------    ----------    ----------
             Total liabilities and stockholders' equity      $ 2,151.7        $ (390.4)   $ 401.1        $ 75.2       $ 681.4
                                                          ============    ============    =======    ==========    ==========


                                                                                       United
                                                                          UGI          Valley       Ashtola         UGI
                                                         AmeriGas,    Properties,    Insurance    Production    Enterprises,
                                                            Inc.         Inc.         Company       Company         Inc.
                                                         ---------    -----------    ---------    ----------    ------------
LIABILITIES  AND  EQUITY
     Current liabilities:

          Current maturities of long-term debt                $ 6.7          $ 0.4        $ -           $ -             $ -
          Current portion of Utilities Preferred Stock          -              -            -             -               -
          Bank loans                                           28.0            -            -             -               -
          Accounts payable                                     50.2            -            -             -               8.3
          Accounts payable - intercompany                       0.2            0.1          -             -               0.1
          Employee compensation and benefits accrued           17.8            -            -             -               0.5
          Dividends and interest accrued                       27.6            -            0.1           -               -
          Income taxes accrued                                 21.8            -            -             0.4            (0.2)
          Insured property and casualty liability               1.0            -            -             -               -
          Refunds and deposits                                 20.3            -            -             -               -
          Other current liabilities                            25.6            -            6.2           -               2.4
                                                          ---------    -----------    ---------    ----------    ------------
              Total current liabilities                       199.2            0.5          6.3           0.4            11.1


     Long-term debt                                           684.4            8.2          -             -               -
     Deferred income taxes                                     54.0            0.1          -            (0.1)           (0.2)
     Deferred investment tax credits                            -              -            -             -               -
     Other noncurrent liabilities                              52.7            -            -             0.4             0.1

     Minority interest in AmeriGas Partners                   266.5            -            -             -               -

     UGI Utilities Series Preferred Stock Subject to
          Mandatory Redemption                                  -              -            -             -               -

     Common stockholders' equity:

          Common Stock                                          -              -            0.1           -               -
          Additional paid-in-capital                          238.8            0.6          0.4           9.9             2.9
          Retained earnings (accumulated deficit)            (146.1)           0.1          1.9         (10.5)            2.7
                                                          ---------    -----------    ---------    ----------    ------------
                                                               92.7            0.7          2.4          (0.6)            5.6
          Less:  treasury stock, at cost                        -              -            -             -               -
                                                          ---------    -----------    ---------    ----------    ------------
              Total common stockholders' equity                92.7            0.7          2.4          (0.6)            5.6
                                                          ---------    -----------    ---------    ----------    ------------
             Total liabilities and stockholders' equity   $ 1,349.5          $ 9.5        $ 8.7         $ 0.1          $ 16.6
                                                          =========    ===========    =========    ==========    ============

                        UGI CORPORATION AND SUBSIDIARIES
                       CONSOLIDATING STATEMENT OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                  (Unaudited)
                             (Millions of dollars)


                                                       Consolidated   Eliminations               Northfield        UGI
                                                            UGI            and          UGI       Holding      Utilities,
                                                           Corp.       Adjustments     Corp.      Company         Inc.
                                                       ------------   ------------    -------    ----------    ----------
Revenues:

     Propane                                              $ 1,077.8          $ -        $ -           $ -           $ -
     Utilities                                                461.2            -          -             -           461.2
     Energy marketing                                         103.0            -          -             -             -
     Other                                                      -             (3.5)       -             -             -
                                                       ------------   ------------    -------    ----------    ----------
                                                            1,642.0           (3.5)       -             -           461.2

Costs and expenses:

     Propane cost of sales                                    600.4            -          -             -             -
     Utilities - gas, fuel and purchased power                239.0            -          -             -           239.0
     Energy marketing cost of sales                            99.4            -          -             -             -
     Operating and administrative expenses                    439.8          (15.6)      12.1           -           123.4
     Depreciation and amortization                             86.1            -          0.1           -            21.4
     Miscellaneous income, net                                (22.6)          12.1      (14.8)         (1.0)         (2.7)
                                                       ------------   ------------    -------    ----------    ----------
                                                            1,442.1           (3.5)      (2.6)         (1.0)        381.1
                                                       ------------   ------------    -------    ----------    ----------
Operating income                                              199.9            -          2.6           1.0          80.1
Interest expense                                              (83.1)           -          -             -           (16.8)
Minority interest in AmeriGas Partners                        (18.3)           -          -             -             -
                                                       ------------   ------------    -------    ----------    ----------
Income before income taxes and subsidiary
     preferred stock dividends                                 98.5            -          2.6           1.0          63.3
Income taxes                                                  (43.6)           -         (1.1)         (0.4)        (24.6)
Dividends on UGI Utilities Series Preferred Stock              (2.8)          (2.8)       -             -             -
Equity in income of subsidiaries                                -            (50.6)      50.6           -             -
                                                       ------------   ------------    -------    ----------    ----------
Net income                                                   $ 52.1          (53.4)      52.1           0.6          38.7
                                                       ============
Dividends on preferred stock                                                   2.8        -             -            (2.8)
                                                                      ------------    -------    ----------    ----------
Net income after dividends on preferred stock                              $ (50.6)    $ 52.1         $ 0.6        $ 35.9
                                                                      ============    =======    ==========    ==========


                                                                                     United
                                                                         UGI         Valley      Ashtola        UGI
                                                        AmeriGas,    Properties,   Insurance   Production   Enterprises,
                                                           Inc.         Inc.        Company      Company        Inc.
                                                       ----------    -----------   ---------   ----------   ------------
Revenues:

     Propane                                            $ 1,077.8          $ -         $ -          $ -            $ -
     Utilities                                                -              -           -            -              -
     Energy marketing                                         -              -           -            -            103.0
     Other                                                    -              1.7         1.8          -              -
                                                       ----------    -----------   ---------   ----------   ------------
                                                          1,077.8            1.7         1.8          -            103.0

Costs and expenses:

     Propane cost of sales                                  600.4            -           -            -              -
     Utilities - gas, fuel and purchased power                -              -           -            -              -
     Energy marketing cost of sales                           -              -           -            -             99.4
     Operating and administrative expenses                  314.2            0.7         1.4          -              3.6
     Depreciation and amortization                           64.3            0.2         -            -              0.1
     Miscellaneous income, net                              (15.1)           -          (0.4)         -             (0.7)
                                                       ----------    -----------   ---------   ----------   ------------
                                                            963.8            0.9         1.0          -            102.4
                                                       ----------    -----------   ---------   ----------   ------------
Operating income                                            114.0            0.8         0.8          -              0.6
Interest expense                                            (65.6)          (0.7)        -            -              -
Minority interest in AmeriGas Partners                      (18.3)           -           -            -              -
                                                       ----------    -----------   ---------   ----------   ------------
Income before income taxes and subsidiary
     preferred stock dividends                               30.1            0.1         0.8          -              0.6
Income taxes                                                (16.9)           -          (0.3)         -             (0.3)
Dividends on UGI Utilities Series Preferred Stock             -              -           -            -              -
Equity in income of subsidiaries                              -              -           -            -              -
                                                       ----------    -----------   ---------   ----------   ------------
Net income                                                   13.2            0.1         0.5          -              0.3

Dividends on preferred stock                                  -              -           -            -              -
                                                       ----------    -----------   ---------   ----------   ------------
Net income after dividends on preferred stock              $ 13.2          $ 0.1       $ 0.5        $ -            $ 0.3
                                                       ==========    ===========   =========   ==========   ============

                        UGI CORPORATION AND SUBSIDIARIES
       CONSOLIDATING STATEMENT OF RETAINED EARNINGS (ACCUMULATED DEFICIT)
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                  (Unaudited)
                             (Millions of dollars)


                                                           Consolidated    Eliminations                Northfield        UGI
                                                                UGI             and           UGI       Holding      Utilities,
                                                               Corp.        Adjustments      Corp.      Company         Inc.
                                                           ------------    ------------    --------    ----------    ----------
Balance at September 30, 1996                                   $ (12.8)         $ 41.1     $ (12.8)        $ -          $ 61.1

     Net income                                                    52.1           (53.4)       52.1           0.6          38.7

     Dividends on Common Stock                                    (47.3)           87.8       (47.3)          -           (24.1)

     Common Stock issued                                           (1.2)            -          (1.2)          -             -

     Dividends on UGI Utilities Series Preferred Stock              -               2.8         -             -            (2.8)

     Other                                                          -               1.0         -             -            (0.9)

                                                           ------------    ------------    --------    ----------    ----------
Balance at September 30, 1997                                    $ (9.2)         $ 79.3      $ (9.2)        $ 0.6        $ 72.0
                                                           ============    ============    ========    ==========    ==========


                                                                                         United
                                                                            UGI          Valley       Ashtola         UGI
                                                           AmeriGas,    Properties,    Insurance    Production    Enterprises,
                                                              Inc.         Inc.         Company       Company         Inc.
                                                           ---------    -----------    ---------    ----------    ------------
Balance at September 30, 1996                                $ (95.7)         $ -          $ 1.5       $ (10.5)          $ 2.5

     Net income                                                 13.2            0.1          0.5           -               0.3

     Dividends on Common Stock                                 (63.6)           -           (0.1)          -               -

     Common Stock issued                                         -              -            -             -               -

     Dividends on UGI Utilities Series Preferred Stock           -              -            -             -               -

     Other                                                       -              -            -             -              (0.1)

                                                           ---------    -----------    ---------    ----------    ------------
Balance at September 30, 1997                               $ (146.1)         $ 0.1        $ 1.9       $ (10.5)          $ 2.7
                                                           =========    ===========    =========    ==========    ============